Exhibit 10.3

Execution Version

AMENDMENT

TO THE

EMPLOYEE SHAREHOLDERS AGREEMENT

Dated June 25, 2015

WHEREAS, the undersigned parties to this amendment (this “Amendment”) are parties to that certain Employee Shareholders Agreement, dated as of May 8, 2008 (as may be amended from time to time, the “Agreement”), among (i) Lantheus Holdings, Inc. (f/k/a Lantheus MI Holdings, Inc.), a Delaware corporation (the “Company”), (ii) Avista Capital Partners, L.P., a Delaware limited partnership, Avista Capital Partners (Offshore), L.P., a Delaware limited partnership, and ACP Lantern Co-Invest, LLC, a Delaware limited liability company (each of the foregoing in this clause (ii), an “Avista Entity” and, collectively, the “Avista Entities”), and (iii) each person listed as an “Employee Shareholder” on the signature pages thereto or that has subsequently become a party to the Agreement as an “Employee Shareholder” (each an “Employee Shareholder” and, collectively, the “Employee Shareholders”);

WHEREAS, any capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term in the Agreement;

WHEREAS, pursuant to Section 6.04 of the Agreement, the Agreement may only be amended or otherwise modified with the written consent of (i) the Company, with approval of the Board, (ii) Employee Shareholders whose Aggregate Ownership of Company Securities is at least 50% of the Aggregate Ownership of Company Securities held by all Employee Shareholders, and (iii) the Avista Entities;

WHEREAS, the Avista Entities desire that the Agreement be amended in the manner set forth below, and, as a result of the nature of the amendments to the Agreement contemplated by this Amendment, the consent of the Employee Shareholders referred to in clause (ii) of the second “whereas” clause above is not required; and

WHEREAS, the board of directors of the Company (the “Board”) has approved this Amendment at a meeting of the Board on June 15, 2015, effective as of the Effective Time (as defined below).

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendment. Effective upon the effectiveness of the Company’s Registration Statement on Form S-1 pursuant to which an initial Public Offering of common stock of the Company will be effected (the “Effective Time”), the Company and the Avista Entities hereby consent to the following amendment to the Agreement whereby Article III of the Agreement shall be amended to delete Section 3.03(c) thereof and replace it in its entirety with the following:

“(c) The restrictions on Transfers set forth in Section 3.03(a) shall terminate on the date that is one year after the date of the closing of the First Public Offering.”

2. Full Force and Effect. Except as modified in the manner described in this Amendment, the Agreement shall remain in full force and effect.

3. Governing Law. All issues concerning the relative rights of the Company, the Avista Entities and the Employee Shareholders with respect to each other, and all other issues concerning the construction, validity and interpretation of this Amendment, and the rights and obligations of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed entirely within such state, without regard to the conflicts of laws rules of such state.

4. Counterparts. The Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

5. Defined Terms. Any terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of June 25, 2015.

AVISTA CAPITAL PARTNERS, L.P.

By:	/s/ David Burgstahler
	Name:	David Burgstahler
	Title:	Authorized Representative

AVISTA CAPITAL PARTNERS (OFFSHORE), L.P.

By:	/s/ David Burgstahler
	Name:	David Burgstahler
	Title:	Authorized Representative

ACP-LANTERN CO-INVEST LLC
By:	Avista Capital Partners GP, LLC
Its:	Sole Member

By:	/s/ David Burgstahler
	Name:	David Burgstahler
	Title:	Authorized Representative

[Signature Page to Employee Shareholders Agreement Amendment]

LANTHEUS HOLDINGS, INC.

By:	/s/ Jeffrey A. Bailey
Name:	Jeffrey A. Bailey
Title:	President and Chief Executive Officer

[Signature Page to Employee Shareholders Agreement Amendment]